UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 8, 2024

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway; San Antonio, TX	78256
(Address of principal executive offices)	(Zip Code)

(216) 898-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Victory Capital Holdings, Inc. held its 2024 Annual Meeting of Stockholders on May 8, 2024. The undersigned, duly appointed proxies by Shareholders of Victory Capital Holdings, Inc., hereby cast all votes as designated and in the manner instructed on the items properly brought before the meeting, as set forth below.

1)
To approve the election of the following Class III Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

David C. Brown	45,546,424	4,842,797	124,708	5,393,848
Richard M. DeMartini	28,963,486	21,423,937	126,506	5,393,848

2)
To approve the ratification of the appointment of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 31, 2024:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

55,484,054	400,382	23,341	-

3)
A non-binding advisory vote to approve the compensation of our named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

47,486,789	2,976,676	50,464	5,393,848

4)
A non-binding advisory vote on the frequency of the named executive officer compensation advisory vote:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN

48,495,488	7,732	1,897,624	113,085

5)
To approve an amendment and restatement of the Victory Capital Holdings, Inc., 2018 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

48,482,044	1,893,852	138,033	5,393,848

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: May 8, 2024	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer